                                 AMENDMENT NO. 1

                                       TO

                 THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                        MANAGEMENT AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 ("Amendment") is entered into as of June 7, 1999, by and among TMP Worldwide Inc., a Delaware corporation ("Borrower"), BNY Financial Corporation ("BNY"), each of the financial institutions party thereto (BNY and each of such other financial institutions, collectively, the "Lenders") and BNY as agent for the Lenders (BNY in such capacity, the "Agent").

                                   BACKGROUND

         Pursuant to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of November 5, 1998 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders agreed to provide Borrower with certain financial accommodations.

         Borrower has requested that Agent and Lenders amend the Loan Agreement and Agent and the other Lenders are willing to do so on the terms and conditions hereafter set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

              (a) Section 1(A) of the Loan Agreement is hereby amended as follows:

                   (i) The following defined term is hereby amended in its to provide as follows:

                        "LIBO Rate" shall mean, relative to any date, the rate
                   of interest equal to the rate per annum listed in the Wall Street Journal on such day as the LIBO Rte for a period equal to one month.

              (b) CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of January __, 1999, provided that Agent shall have received (i) four (4) copies of this Amendment executed by Borrower and each Lender; and (ii) such other certificates, instruments,


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documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

              (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

              (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

              (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

              (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

         4.   EFFECT ON THE LOAN AGREEMENT.

              (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

              (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         5. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.


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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                  TMP WORLDWIDE INC.

                                  By: /s/ Andrew J. McKelvey
                                     ------------------------------
                                     Name: Andrew J. McKelvey
                                          -------------------------
                                     Title: Chairman and President
                                           ------------------------


                                  BNY FINANCIAL CORPORATION,
                                  as Agent and as Lender

                                  By: /s/ Robert Grbic
                                     ------------------------------
                                     Name: Robert Grbic
                                          -------------------------
                                     Title: Senior Vice President
                                           ------------------------

                                  DEUTSCHE FINANCIAL SERVICES
                                  CORPORATION, as Lender

                                  By: /s/ Philip G. Porcher, IX
                                     ------------------------------
                                     Name: Philip G. Porcher, IX
                                          -------------------------
                                     Title: Vice President
                                           ------------------------


                                  FLEET BANK, N.A.
                                  as Lender

                                  By: /s/ Thomas J. Levy
                                     ------------------------------
                                     Name: Thomas J. Levy
                                          -------------------------
                                     Title: Vice President
                                           ------------------------

                                  FIFTH THIRD BANK
                                  as Lender

                                  By: /s/ Anthony M. Buehler
                                     ------------------------------
                                     Name: Anthony M. Buehler
                                          -------------------------
                                     Title: Assistant Vice President
                                           ------------------------


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                                  NATIONAL BANK OF CANADA
                                  as Lender

                                  By: /s/ Bruce Gibson; /s/ Vincent Lima
                                     ------------------------------
                                     Name: Bruce Gibson; Vincent Lima
                                          -------------------------
                                     Title: Vice President; Vice President
                                           ------------------------

                                  BNY FINANCIAL LIMITED

                                  By: /s/ Peter D. Brady
                                     ------------------------------
                                     Name: Peter D. Brady
                                          -------------------------
                                     Title: Executive Vice President
                                           ------------------------

                                  BNY FINANCIAL CORPORATION - CANADA

                                  By: /s/ Robert Grbic
                                     ------------------------------
                                     Name: Robert Grbic
                                          -------------------------
                                     Title: Senior Vice President
                                           ------------------------


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